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                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C.  20549


                            FORM 8-K


                         CURRENT REPORT
                 Pursuant to Section 13 or 15(d)
             of the Securities Exchange Act of 1934



                         April 18, 2002
        Date of Report (Date of earliest event reported)


                    INTAC International, Inc.
      (Exact name of registrant as specified in its charter)



             Nevada                000-32621        98-0336945
         (State or other          (Commission      (IRS Employer
 jurisdiction of incorporation)  File Number)   Identification No.)


     Unit 3-5, 17/F., Clifford Centre
        778-784 Cheung Sha Wan Road
            Kowloon, Hong Kong                     N/A
 (Address of principal executive offices)       (Zip Code)



                         (852) 2385.8789
       Registrant's telephone number, including area code



                               N/A
  (Former name or former address, if changed since last report)


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

Item 4.   CHANGE IN REGISTRANT'S CERTIFYING ACCOUNTANT

     KPMG LLP ("KPMG") resigned as principal accountants of the Registrant effective April 18, 2002. The Registrant was notified of KPMG's resignation by letter dated April 18, 2002. The Registrant is in the process of interviewing accounting firms to replace KPMG and expects to announce a suitable replacement therefor shortly.

     KPMG's report dated April 10, 2002 on the Registrant's consolidated financial statements as of December 31, 2001 and for the period from January 3, 2001 (date of inception) to December 31, 2001, did not contain an adverse opinion or disclaimer of opinion, nor was it qualified or modified as to uncertainty, audit scope, or accounting principles.

     In connection with the audit of the Registrant's consolidated financial statements as of December 31, 2001 and for the fiscal period ended December 31, 2001, and during the subsequent interim period through April 18, 2002, there were no disagreements with KPMG on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to the satisfaction of KPMG would have caused it to make reference thereto in connection with its opinion to the subject matter of the disagreement, except as follows:

     Certain matters involving internal control that KPMG considered to be reportable conditions under standards established by the American Institute of Certified Public Accountants were communicated by KPMG in writing to the Board of Directors of the Registrant on April 11, 2002. This communication indicated that, in the opinion of KPMG, the Registrant did not have personnel with adequate knowledge of the SEC's rules and regulations regarding the application of accounting principles generally accepted in the United States of America and that KPMG recommends that the Registrant continue to expand its finance department to include such personnel. The Registrant has authorized KPMG to respond fully to inquiries of the successor accountant concerning this item.

     Without agreeing with the conclusions reached in KPMG's letter dated April 11, 2002, the Registrant advises that it has, since the first quarter of 2002, become aware of the need to retain additional senior management personnel with finance and public accounting experience so as to expand these capabilities commensurate with its growth. The Registrant expects to announce one or more such additions shortly. The Board of Directors of the Registrant does not believe that its decision to delay the expansion of its finance department has affected the quality of the Registrant's consolidated financial statements for any period previously reported.

     The Registrant has furnished KPMG with a copy of this Current Report on Form 8-K, and KPMG has furnished the Registrant with a letter dated April 25, 2002 addressed to the Securities and Exchange Commission stating whether or not it agrees with the discussion of the resignation and the disclosures made herein.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS

(a)  Not Applicable.

(b)  Not Applicable.

(c)  Exhibits.

       Exhibit                      Description
     -----------  ----------------------------------------------

        99.1      Resignation Letter, dated April 18, 2002,  from
                  KPMG LLP (filed herewith).

        99.2      Letter,  dated  April 25, 2002, from  KPMG  LLP
                  (filed herewith).

                            SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Date:   April 25, 2002     INTAC INTERNATIONAL, INC.



                           By:   /s/  JAMES H. MCALISTER
                              ---------------------------------
                                    James H. McAlister, Vice
                               President-Finance
                               (Principal Accounting Officer)

                        INDEX TO EXHIBITS


  Exhibit                      Description
----------- -------------------------------------------------

   99.1     Resignation Letter, dated April 18, 2002, from
            KPMG LLP (filed herewith).

   99.2     Letter, dated April 25, 2002, from KPMG LLP
            (filed herewith).